SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 11, 2000


                                   EPLUS INC.
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)

         Delaware                000-28926                      54-1817218
     (State or other      (Commission File Number)            (IRS Employer
     jurisdiction of                                        Identification No.)
      incorporation)

                  400 Herndon Parkway, Herndon, Virginia 20176
          (Address, including zip code, of principal executive office)

                                 (703) 834-5710
                                 --------------
              (Registrant's telephone number, including area code)

Item 5.           Other Events

     On April 12, 2000, ePlus inc. ("ePlus") announced by press release, which is attached hereto as Exhibit 99.1 and incorporated herein by reference, that it had priced its follow-on public offering for the sale of 1,000,000 shares of its common stock at a price of $28.50 per share. The offering was completed on April 17, 2000.

     Previously, on October 23, 1998, ePlus had sold 1,111,111 shares of its common stock to TC Plus, LLC (formerly TC Leasing, LLC, "TC Plus") at a price of $9.00 per share pursuant to a stock purchase agreement dated October 23, 1998, by and between MLC Holdings, Inc. and TC Leasing LLC (the "Stock Purchase Agreement"). It had also entered into a stockholders agreement, dated as of October 23, 1998, with TC Plus, Phillip G. Norton, Bruce M. Bowen, J.A.P. Investment Group, L.P., Kevin M. Norton and Patrick J. Norton, Jr. (the "Stockholders Agreement").

     Additionally, ePlus had issued a warrant dated, October 23, 1998, to acquire an additional 1,090,909 shares of its common stock at an exercise price of $11.00 per share, subject to certain anti-dilution adjustment (the "Warrant"), for total consideration of $10 million. The Warrant gave ePlus the right to require TC Plus to exercise the Warrant if its common stock closed at or above $11.00 per share for 20 consecutive days. On December 23, 1999, this condition was satisfied, and ePlus gave notice to TC Plus, LLC to require exercise.

     The Stock Purchase Agreement imposed certain super-majority voting requirements on ePlus' board of directors and restricted ePlus' ability to engage in mergers or other material transactions. The Stockholders Agreement provided for restrictions on transfers of shares, restriction on the issuance of shares, board representation, the forced sale of ePlus by TC Plus in certain circumstances and registration rights. The Stock Purchase Agreement, the Warrant and the Stockholders Agreement were filed as exhibits to ePlus' Current Report on Form 8-K filed on November 13, 1998.

     In connection with its follow-on offering, ePlus entered into an agreement with TC Plus, dated February 25, 2000 (the "Agreement), which ePlus previously filed as Exhibit 99.3 to its Current Report on Form 8-K, filed on March 9, 2000. The Agreement was amended as of April 11, 2000 by an amendment (the "Amendment"), which is attached hereto as Exhibit 99.2 and incorporated by reference herein.

     Under the terms of the Agreement, as amended by the Amendment, ePlus agreed to allow TC Plus to defer its exercise the Warrant and to permit TC Plus to exercise the Warrant in full immediately prior to the closing of the Offering on a cashless basis at an exercise price of $11.00 per share in exchange for a commitment by TC Plus to waive certain provisions of the Stock Purchase Agreement and to amend the Stockholders Agreement. TC Plus exercised the Warrant on a cashless basis on April 11, 2000 and was issued 709,956 shares of common stock by ePlus.

     The Agreement, as amended by the Amendment provided that the waiver of the provisions of the Stock Purchase Agreement and the amendment of the Stockholders Agreement were contingent upon the completion of the offering.

     The Agreement, as amended by the Amendment provided for the waiver of all super-majority voting requirements and restrictions on mergers and material transactions contained in the Stock Purchase Agreement. The Stockholders
Agreement, as amended, which is Exhibit A to the Amendment and incorporated herein by reference, provides as follows:

o ePlus' board of directors will continue to have six members with two directors designated by TC Plus, two directors designated by the management stockholders party to the Stockholders Agreement and two directors designated by a nominating committee comprised of one individual designated by TC Plus and one individual designated by the management stockholders party to the Stockholders Agreement. The two directors named by TC Plus will continue to be Carl J. Rickertsen, who has served as a director since November 1996, and Paul G. Stern. Phillip G. Norton and Bruce M. Bowen serve as the directors designated by the management stockholders.

o TC Plus has the right to have the shares of ePlus' common stock that it has purchased and that it has acquired through exercise of the warrant included in ePlus' shelf registration statement. If those shares are not included in the shelf registration statement or if the shelf registration statement is not effective, TC Plus has the right to demand registration of its shares on three separate occasions. TC Plus also has the right to request inclusion of its shares in any other registration by ePlus of its common stock, such as the Offering. ePlus is responsible for all of the registration expenses incurred in connection with TC Plus' exercise of its registration rights. TC Plus has used its registration rights under the Stockholders Agreement to register shares in the Offering.

o If ePlus agrees to purchase any shares of its common stock held by the management stockholders party to the Stockholders Agreement, it must give notice to TC Plus. If TC Plus wishes to participate, ePlus must purchase its shares on the same terms and conditions.

o Shares held by stockholders party to the Stockholders Agreement will no longer subject to the terms of the Stockholders Agreement, as amended, when they are transferred in a registered offering or pursuant to Rule 144 under the Securities Act of 1933.

o        All  rights  and  obligations  under  the  Stockholders  Agreement,  as
         amended,   terminate  when  TC  Plus  no  longer  holds  5%  of  ePlus'
         outstanding stock and shall remain terminated even if TC Plus later acquires 5% or more of ePlus' outstanding stock.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

Exhibit
Number   Exhibit Description

99.1     Press Release

99.2 Amendment, dated as of April 11, 2000, by and between ePlus inc. and TC Plus, LLC.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                     ePlus inc.


Dated May 11, 2000                                   By: /s/ Phillip G. Norton
                                                         -----------------------
                                                        Phillip G. Norton
                                                        Chairman, President and
                                                        Chief Executive Officer

                                  Exhibit Index

Exhibit                                                                    Page
Number   Exhibit Description                                              Number
--------------------------------------------------------------------------------

99.1     Press Release

99.2 Amendment, dated as of April 11, 2000, by and between ePlus inc. and TC Plus, LLC.